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                        NEW YORK STATE ENERGY RESEARCH

                           AND DEVELOPMENT AUTHORITY


                                      AND


                         LONG ISLAND LIGHTING COMPANY





                            PARTICIPATION AGREEMENT





                         Dated as of December 1, 1997




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                                - relating to -
                       Electric Facilities Revenue Bonds
             (Long Island Lighting Company Project), 1997 Series A

                                                                         1.


            This PARTICIPATION AGREEMENT, dated as of December 1, 1997, between NEW YORK STATE ENERGY RESEARCH AND DEVELOPMENT AUTHORITY, a body corporate and politic, constituting a public benefit corporation, established and existing under and by virtue of the laws of the State of New York (the "Authority"), and LONG ISLAND LIGHTING COMPANY, a corporation duly organized and existing and qualified to do business as a public utility under the laws of the State of New York (the "Company"),

                             W I T N E S S E T H :

            WHEREAS, pursuant to a special act of the Legislature of the State of New York (Title 9 of Article 8 of the Public Authorities Law of New York, as from time to time amended and supplemented, herein called the "Act"), the Authority has been established, as a body corporate and politic, constituting a public benefit corporation; and

            WHEREAS, pursuant to the Act, the Authority is empowered to contract with any power company to participate in the construction of facilities for the furnishing of electricity to the extent required by the public interest in development, health, recreation, safety, conservation of natural resources and aesthetics; and

            WHEREAS, pursuant to the Act, the Authority has also been empowered to extend credit and make loans from bond and note proceeds to any person for the construction, acquisition and installation of, or for the reimbursement to any person for costs in connection with, any special energy project, including, but not limited to, any land, works, system, building or other improvement, and all real and personal properties of any nature or any interest in any of them which are suitable for or related to the furnishing, generation or production of energy; and

            WHEREAS, the Authority is also authorized under the Act to borrow money and issue its negotiable bonds and notes to provide sufficient moneys for achieving its corporate purposes; and

            WHEREAS, the Authority is also authorized under the Act to enter into any contracts and to execute all instruments necessary or convenient for the exercise of its corporate powers and the fulfillment of its corporate purposes; and

            WHEREAS, the Company is a public utility corporation doing business in the State of New York and operates power plants in the State of New York; and

            WHEREAS, the Company has requested that the Authority participate in financing the acquisition, construction and installation of certain facilities for the furnishing of electric energy within the Company's service area (such facilities for the furnishing of electric energy being hereinafter referred to as the "Project") and, as part of such participation, that the Authority issue bonds pursuant to the Act to provide funds to finance the cost to the Company of the Project and the expenses incurred in connection with the authorization, issuance and sale of such bonds; and


            WHEREAS, the Authority, pursuant to Resolution No. 903, adopted December 17, 1997, has determined to issue its Electric Facilities Revenue Bonds (Long Island Lighting Company Project), bearing the series designation set forth on the first page of this Participation Agreement in an aggregate principal amount of $24,880,000 (the "Bonds"), for the purpose of financing a portion of such costs and expenses, all such Bonds to be issued under and secured by an Indenture of Trust relating to the Bonds dated as of December 1, 1997, between the Authority and The Chase Manhattan Bank, as Trustee (the "Indenture");

            NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, it is hereby agreed by and between the parties as follows:

                                   ARTICLE I

              DEFINITIONS; RULES OF CONSTRUCTION; EFFECTIVE DATE
                    AND DURATION OF PARTICIPATION AGREEMENT

     Section 1.01. DEFINITIONS. The terms used in this Participation Agreement which are defined in Section 1.01 of the Indenture shall have the meanings, respectively, herein, which such terms are given in said Section 1.01 of the Indenture.

     Section 1.02. RULES OF CONSTRUCTION. Unless the context clearly indicates to the contrary, the following rules shall apply to the construction of the Participation Agreement:

          (a) Words importing the singular number shall include the plural number and vice versa;

          (b) All references herein to particular articles or sections are references to articles or sections of the Participation Agreement;

          (c) The captions and headings herein are solely for convenience of reference and shall not constitute a part of the Participation Agreement nor shall they affect its meaning, construction or effect;

            (d) The terms "hereby," "hereof," "hereto," "herein," "hereunder" and any similar terms, as used in the Participation Agreement, refer to the Participation Agreement in its entirety and not to the particular article or section of the Participation Agreement in which they appear, and the term "hereafter" means after, and the term "heretofore" means before, the date of the Participation Agreement; and

            (e) In the event that there is any conflict between the provisions of the Participation Agreement and those of the Indenture, the provisions of the Indenture shall govern the disposition of such conflict.

            Section 1.03. EFFECTIVE DATE OF PARTICIPATION AGREEMENT; DURATION OF PARTICIPATION AGREEMENT. This Participation Agreement shall become effective upon its execution and delivery, and shall continue in full force and effect until the principal of, and premium, if any, and interest on, the Company Note and Bonds have been fully paid (or provision for their payment has been made in accordance with the provisions of the Indenture) and all sums to which the Authority or the Trustee are entitled hereunder have been fully paid.

                                  ARTICLE II

                                REPRESENTATIONS

            Section 2.01. REPRESENTATIONS AND WARRANTIES BY THE AUTHORITY. The Authority represents and warrants as follows:

          (a) The Authority is a body corporate and politic, constituting a public benefit corporation, established and existing under the laws of the State of New York;

          (b) The Authority has full power and authority to execute and deliver this Participation Agreement, the Indenture and the Tax Regulatory Agreement and to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder;

          (c) The Authority is not in default under any of the provisions of the laws of the State of New York which would affect its existence or its powers referred to in the preceding paragraph (b);

          (d) The Authority has determined that its participation in the financing of the Project, as contemplated by this Participation Agreement, is in the public interest;

          (e) The Authority has duly authorized the execution and delivery of this Participation Agreement, the Indenture and the Tax Regulatory Agreement and the execution and delivery of the other documents incidental to this transaction, and all necessary authorizations therefor or in connection with the performance by the Authority of its obligations hereunder or thereunder have been obtained and are in full force and effect; and

          (f) The execution and delivery by the Authority of this Participation Agreement, the Indenture and the Tax Regulatory Agreement and the
     consummation of the transactions herein or therein contemplated will not violate any indenture, mortgage, loan agreement or other contract or instrument to which the Authority is a party or by which it is bound, or to the best of the Authority's knowledge, any judgment, decree, order, statute, rule or regulation applicable to the Authority.

            Section 2.02. REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company represents and warrants as follows:

          (a) The Company is a corporation duly incorporated and in good standing under the laws of the State of New York, is duly qualified and authorized to engage in business as a public utility in the State of New York, has power to enter into, execute and deliver this Participation Agreement, the Tax Regulatory Agreement and the Company Note by proper corporate action and has duly authorized the execution and delivery by it of this Participation Agreement, the Tax Regulatory Agreement and the Company Note;

          (b) The execution and delivery by the Company of this Participation Agreement, the Tax Regulatory Agreement and the Company Note and the consummation of the transactions herein contemplated do not conflict with or constitute a breach of or a default under the Company's Certificate of Incorporation, By-Laws or any indenture, mortgage, loan agreement or other contract or instrument to which the Company is a party or by which it is bound, or to the best of the Company's knowledge, any judgment, decree, order, statute, rule or regulation applicable to the Company;

          (c) This Participation Agreement, the Tax Regulatory Agreement and the Company Note constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other laws, judicial decisions or principles of equity relating to or affecting the enforcement of creditors' rights or contractual obligations generally;

          (d) The execution and delivery by the Company of this Participation Agreement and the Company Note in the manner and for the purposes herein set forth have been duly authorized by an order of the Public Service Commission of the State of New York;

          (e) No additional authorizations for or approvals of the execution and delivery by the Company of this Participation Agreement, the Tax Regulatory Agreement and the Company Note need be obtained by the Company or if any such authorization or approval is necessary it has been obtained; and

          (f) The representations of the Company set forth in the Tax Regulatory Agreement are hereby incorporated by reference as though fully set forth herein.

                                  ARTICLE III

                         CONSTRUCTION OF THE PROJECT;
                               ISSUANCE OF BONDS

            Section 3.01. CONSTRUCTION OF THE PROJECT. 1. The Company will construct and complete or cause construction and completion of the Project with reasonable dispatch and in accordance with the Company's construction plans therefor. The Project shall belong to and be the property of the Company. In order to effectuate the purposes of this Participation Agreement, the Company will do or cause to be done all things requisite or proper for the construction of the Project and the fulfillment of the obligations of the Company under this Participation Agreement.

            2. Notwithstanding any other provision of this Participation Agreement to the contrary, the Company shall not be required to complete the construction of any component of the Project with respect to which funds have not been disbursed from the Project Fund if in the Company's business judgment it is not necessary or advisable to do so, provided that failure to complete the construction of such component will not affect the character or intended purpose of any other component of such Project and provided further that the estimated Cost of Construction of the components of the Project yet to be completed (as estimated by the Company at the time it determines not to complete any component) is at least equal to the amount of moneys remaining in the Project Fund.

            Notwithstanding any other provision of this Participation Agreement to the contrary, the Company shall not be required to complete the construction of any component of the Project if in the Company's business judgment it is not necessary or advisable to do so and the Company shall have delivered to the Authority an opinion of Bond Counsel to the effect that failure to complete such component of such Project will not adversely affect the qualification of any other component of such Project for financing under the Act or the exclusion from gross income for Federal income tax purposes of interest on the Bonds.

            Section 3.02. SALE OF BONDS AND DEPOSIT OF PROCEEDS; LIABILITY UNDER BONDS. 1. In order to provide funds for payment of a portion of the Cost of Construction of the Project, the Authority, as soon as practicable after the execution of this Participation Agreement will issue, sell and deliver the Bonds to the initial purchasers thereof, all pursuant to and as provided in the Purchase Contract for the Bonds among the Authority, the Company, J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch & Co., and M.R. Beal & Company and will deposit the proceeds of such sale of the Bonds with the Trustee, as follows: (i) in the Bond Fund, a sum equal to the accrued interest, if any, paid by the initial purchasers of the Bonds and (ii) in the Construction Account of the Project Fund, the balance of the proceeds received from such sale.

            2. The Bonds shall not be general obligations of the Authority, and shall not constitute an indebtedness of, or a charge against the general credit of, the Authority or give rise to any pecuniary liability of the Authority. The liability of the Authority under the Bonds shall be enforceable only to the extent provided in the Indenture, and the Bonds shall be payable solely from the Company Note Payments, funds drawn under the Letter of Credit and any other funds held by the Trustee under the Indenture and available for such payment. The Bonds shall not be a debt of the State of New York, and the State of New York shall not be liable thereon.

            Section 3.03. DISBURSEMENTS FROM PROJECT FUND AND REBATE FUND. 1. The Authority has, in the Indenture, authorized and directed the Trustee to make payments from the Project Fund, in accordance with and subject to the provisions of Section 5.03 of the Indenture, to pay the Cost of Construction of the Project upon receipt from time to time of requisitions signed by an Authorized Company Representative, stating with respect to each payment to be made for the Project the information required by Section 5.03 of the Indenture.

            The Company will cause such requisitions to be submitted to the Trustee as may be necessary to effect payments out of the Project Fund in accordance with the provisions of the Indenture. Concurrently with the delivery by the Company of each requisition to the Trustee, the Company will deliver to the Authority a copy of such requisition and any attachments thereto. The Authority and the Trustee may rely on the Company as to the completeness and accuracy of all statements in such requisition, and the Company will indemnify and save harmless the Authority and the Trustee from any liability incurred in connection with any requisition so delivered and the payment of funds in reliance thereon.

            2. All moneys remaining in the Project Fund after the certificate referred to in Section 5.05 of the Indenture is furnished shall, at the written direction of an Authorized Company Representative, be applied in accordance with
Section 5.06 of the Indenture.

            Section 3.04. REVISION OF CONSTRUCTION PLANS. The Company may revise the construction plans for the Project at any time and from time to time; provided, however, that no such revision shall be made prior to the Completion Date with respect to such Project which would render the description of such Project inaccurate in any material respect, except in accordance with the following procedure:

            (a) Prior to any such revision the Company shall deliver to the Trustee and the Authority (1) a certificate of an Authorized Company Representative, setting forth the text of the change in the description of such Project which would be necessary to reflect accurately the proposed revision in plans and specifications, and certifying that, notwithstanding such revision, such Project will still be designed to serve the purposes which would have been served by such Project in the absence of such revision, and (2) an opinion of Bond Counsel that such revision of such Project description and the expenditure of moneys from the Project Fund under the provisions of the Indenture to pay the Cost of Construction of such Project in accordance with the revised description of such Project will not impair the exclusion of interest on any of the Bonds then outstanding from gross income for Federal income tax purposes.

            (b) Ten (10) days after the receipt by the Authority and the Trustee of the certificate and opinion referred to in paragraph (a) above, such Project description shall be deemed amended to include such revision for all purposes of this Participation Agreement and the Indenture. Upon the request of either party or the Trustee, the Authority and the Company shall enter into an appropriate instrument reflecting such amendment.

            Section 3.05. CERTIFICATION OF COMPLETION OF PROJECT. When the Project has been completed (except for components that the Company has determined not to complete in accordance with Section 3.01), the Company shall promptly deliver to the Trustee and the Authority a certificate of an Authorized Company Representative to the effect that, as of a specified date, the Project has been completed (except as aforesaid). Such certificate shall specify the components of the Project, if any, the completion of which has been excused pursuant to Section 3.01. The certificate delivered pursuant to this Section
3.05 shall also contain an appropriate direction to the Trustee with respect to any amount in the Project Fund which is to be retained or thereupon disposed of as provided in Section 5.06 of the Indenture. The Trustee may rely as to the accuracy and completeness of all statements in such certificate.

            Notwithstanding the foregoing, such certificate shall be given and may state that it is given without prejudice to any rights against third parties which exist at the date thereof or which may subsequently come into being.

            Section 3.06. PAYMENT OF COST OF CONSTRUCTION OF THE PROJECT IN EVENT PROJECT FUND INADEQUATE. If the moneys in the Project Fund available therefor shall not be sufficient to pay the Cost of Construction of the Project in full (whether due to investment losses or otherwise), the Company shall, subject to the provisions of Section 3.01, complete the Project and pay (whether through financing or otherwise) all that portion of the Cost of Construction thereof in excess of the moneys available therefor in the Project Fund. The Authority does not make any warranty, either express or implied, that the moneys which will be paid into the Project Fund will be sufficient to pay the Cost of Construction of the Project. If the Company shall pay any portion of the Cost of Construction of the Project pursuant to the provisions of this Section, except to the extent it may submit requisitions pursuant to Section 5.03 of the Indenture, it shall not be entitled to any reimbursement therefor from the Authority, the Trustee or the owners of any of the Bonds, nor shall it be entitled to any diminution in or postponement of the payments required to be paid by the Company pursuant to this Participation Agreement or the Company Note.

            Section 3.07 NO INTEREST IN PROJECT CONFERRED. Neither the Authority nor the Trustee shall be entitled to any interest in the Project by reason of the advance of Bond proceeds pursuant to this Participation Agreement.

            Section 3.08 OPERATION, MAINTENANCE AND REPAIR. The Authority and the Company recognize that the Project will constitute integrated portions of the electric energy and production facilities of the Company and that it is not feasible to administer the Project separately from such facilities. The Company shall operate the Project (with such changes, improvements or additions as the Company may deem desirable) as part of such facilities for the joint useful life of the Project and such facilities and shall maintain and repair the Project in conformity with the Company's normal maintenance and repair programs for such facilities provided that the Company shall have no obligation to operate, maintain or repair any element or item of the Project the operation, maintenance, or repair of which becomes uneconomic to the Company because of damage or destruction or obsolescence (including physical, functional and economic obsolescence), or change in government standards and regulations, or the termination of the operation of the facilities to which the element or item of the Project is an adjunct; and provided further that, in any event, the Company is proceeding in good faith to maintain the availability of the Project for use as an authorized project under the Act.

            Section 3.09 INVESTMENT OF MONEYS IN FUNDS UNDER THE INDENTURE. Any moneys held as a part of any fund created under the Indenture shall be invested or reinvested by the Trustee as provided in Article VII of the Indenture. Any such investment shall be consistent with the provisions of the Tax Regulatory Agreement.

            Section 3.10 AGREEMENT NOT TO EXERCISE OPTION TO CONVERT TO FIXED RATE ABSENT SPECIFIED RATING. The Company agrees not to direct that a Fixed Rate become effective pursuant to Section 2.04(b) of the Indenture unless the Company shall have delivered to the Authority evidence satisfactory to the Authority that upon conversion to a Fixed Rate the Bonds are expected to be rated in at least the third highest rating category of Moody's or S&P (currently "A" in the case of Moody's and "A" in the case of S&P).

            Section 3.11 SECURITIES DEPOSITORY. The Company acknowledges that the Authority and the Trustee, at the request of the Company, have arranged for the initial deposit of the Bonds with The Depository Trust Company ("DTC") which will act as Securities Depository in order to effectuate a book-entry-only system and that this system may be discontinued or, if discontinued, reinstituted (with DTC or another Securities Depository) in accordance with the Indenture. The Company agrees to take all actions necessary, and to refrain from taking actions contrary to the effectuation of a book-entry-only system established pursuant to the Indenture and any arrangements among the Authority, the Trustee and any Securities Depository. The Authority shall not enter into any written agreements with a Securities Depository without receipt and acceptance of such agreements by the Company.

                                  ARTICLE IV

                  COMPANY NOTE AND PAYMENTS; LETTER OF CREDIT

            Section 4.01 EXECUTION AND DELIVERY OF COMPANY NOTE TO TRUSTEE. 1. Concurrently with the authentication by the Trustee and delivery by the Authority of the Bonds and in order to evidence the obligation of the Company to the Authority to repay the advance of the proceeds of the Bonds, the Authority hereby directs the Company, and the Company hereby agrees, to execute and deliver to the Trustee its Company Note and to duly and punctually pay the principal of, premium, if any, and interest on, the Company Note at the place, the times and in the manner provided therein. The Company Note shall be substantially in the form attached hereto as EXHIBIT C.

            2. The obligation of the Company to make any payment of principal of, and premium, if any, and interest on, the Company Note shall be deemed satisfied and discharged to the extent of the corresponding payment made by the Bank under the Letter of Credit.

            Section 4.02 REDEMPTION OF BONDS. Whenever Bonds are redeemable in whole or in part, the Authority will redeem the same at the written direction of an Authorized Company Representative given in accordance with Section 8.01 of the Indenture.

            Section 4.03 OBLIGATION FOR PAYMENT ABSOLUTE; DEFICIENCIES. The Company agrees that its obligation to make the Company Note Payments and payments under Section 4.11 at the times and in the amounts provided in the Company Note and this Participation Agreement shall be absolute, irrevocable and unconditional and shall not be subject to any defense (other than payment) or any right of set-off, counterclaim or recoupment for any reason, including, without limitation, the unenforceability (because of judicial decision or otherwise) or the impossibility of performance of the Company Note obligations, or any breach by the Authority of any obligation to the Company, whether under this Participation Agreement or otherwise, or inaccuracy of any representation by the Authority to the Company under this Participation Agreement or in any other instrument, or any indebtedness or liability at any time owing to the Company by the Authority, or any failure to complete the Project, or the destruction by fire or other casualty of the Project or any portion thereof, or the taking of title thereto or the use thereof by the exercise of the power of eminent domain. If for any reason Company Note Payments, together with other moneys held by the Trustee and then available for such purpose (including moneys paid by the Bank under the Letter of Credit), would not be sufficient to make the corresponding payments of principal of, and premium, if any, and interest on, the Bonds when such payments are due, the Company will pay the amounts required from time to time to make up any such deficiency. If for any reason payments under Section 4.11, together with other moneys held by the Trustee and the Tender Agent and then available for such purpose (including moneys paid by the Bank under the Letter of Credit), would not be sufficient to make the corresponding payments of the purchase price of the Bonds when such payments are due, the Company will pay the amounts required from time to time to make up any such deficiency.

            Section 4.04 ADMINISTRATION FEES; EXPENSES, ETC. In order to defray a portion of the expenses incurred by the Authority in conducting and administering its programs for the acquisition and construction of facilities for the furnishing of electricity, special energy projects and the development of advanced technologies, the Company shall pay to the Authority an initial Administration Fee in the amount of $62,200 on the date of the delivery of the Bonds to the initial purchasers thereof and an annual Administration Fee in the amount of $3,250 on December 1 of each year commencing December 1, 1998, until the Bonds are no longer outstanding. In addition, the Company shall pay to the State of New York with respect to the Bonds a bond issuance charge in the amount of $87,080 on the date of authentication and delivery of the Bonds to the initial purchasers.

            In addition to such Administration Fees, the Company will pay or reimburse the Authority upon its request for all reasonable expenses, disbursements and advances incurred or made by the Authority (including printing costs and the reasonable fees, expenses and disbursements of its counsel and bond counsel) in connection with the Participation Agreement, the Indenture, the Tax Regulatory Agreement or any transaction or event contemplated by the Participation Agreement, the Tax Regulatory Agreement or the Indenture.

            Section 4.05 COMPENSATION OF TRUSTEE, PAYING AGENT, REMARKETING AGENTS, INDEXING AGENT AND TENDER AGENT. The Company agrees:

          (1) to pay to the Trustee from time to time upon its request reasonable compensation for all services rendered by it in any capacity under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as so otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred by it in any capacity under the Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

          (3) to pay to the Paying Agent from time to time upon its request, reasonable compensation for all services rendered by it as Paying Agent under the Indenture and reimburse it for its reasonable expenses incurred under the Indenture (including reasonable compensation and expenses and disbursements of its agents and counsel), except any such expense as may be attributable to its negligence or bad faith; and

          (4) to pay to the Remarketing Agents, the Tender Agent and the Indexing Agent their reasonable fees and expenses as and when the same become due, except any such expense as may be attributable to such person's negligence or bad faith.

            Section 4.06 PROJECT NOT SECURITY FOR BONDS. It is expressly recognized by the parties hereto that neither the Project nor any other property of the Company will constitute any part of the security for the Bonds.

            Section 4.07 PAYMENT OF TAXES AND ASSESSMENTS;  NO LIENS OR CHARGES.
The  Company  will (a) pay,  when the same  shall  become  due,  all  taxes  and assessments, including income, profits, property or excise taxes, if any, or other municipal or governmental charges, imposed, levied or assessed by the Federal, state or any municipal government upon the Authority, the Tender Agent or the Trustee in respect of any payments (other than payments made pursuant to Sections 4.04 and 4.05) made or to be made pursuant to this Participation Agreement or the Company Note and (b) pay or cause to be discharged, within sixty (60) days after the same shall accrue, any lien or charge upon any such payment made or to be made under this Participation Agreement, PROVIDED that the Company shall not be required to pay any such tax or assessment so long as (i) the Company at its expense contests, by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application of any such tax, assessment or charge, (ii) such proceedings shall have the effect of suspending the collection thereof from the Authority, the Trustee and the Tender Agent, and (iii) the Company shall indemnify and hold the Authority, the Trustee and the Tender Agent harmless from any losses, costs, charges, expenses (including reasonable attorneys' fees and disbursements), judgments and liabilities arising in respect of such tax, assessment or charge and the nonpayment thereof.

            Section 4.08 INDEMNIFICATION OF AUTHORITY, TRUSTEE, TENDER AGENT, PAYING AGENT, REMARKETING AGENTS AND INDEXING AGENT. Any obligation of the Authority created by or arising out of this Participation Agreement shall be a limited obligation of the Authority, payable solely from the Company Note Payments, any payments by the Company under Section 4.11, funds drawn under the Letter of Credit and any other funds held by the Trustee under the Indenture and available for such payment, and shall not constitute an indebtedness of or a charge against the general credit of the Authority and shall not constitute or give rise to any pecuniary liability of the Authority; nevertheless, if the Authority shall incur any such pecuniary liability, then in such event the Company shall indemnify and hold the Authority harmless by reason thereof. The Company releases the Authority, the Trustee, the Paying Agent, the Remarketing Agents, the Tender Agent and the Indexing Agent from, agrees that the Authority, the Trustee, the Remarketing Agents, the Tender Agent, the Paying Agent and the Indexing Agent shall not be liable for, and agrees to indemnify and hold the Authority, the Trustee, the Paying Agent, the Remarketing Agents, the Tender Agent and the Indexing Agent harmless from, any liability for any loss or damage to property or any injury to or death of any person that may be occasioned by any cause whatsoever arising out of the construction or operation of the Project or the financing thereof. The Company agrees to indemnify and hold the Authority, its members, officers and employees, the Trustee, the Tender Agent, the Remarketing Agents, the Paying Agent and the Indexing Agent harmless from any losses, costs, charges, expenses (including reasonable attorneys' fees and disbursements), judgments and liabilities incurred by it or them, as the case may be, in connection with any claims made, any action, suit or proceeding instituted or threatened, in connection with the transactions contemplated by this Participation Agreement or the Indenture so long as, in the case of the Authority, its members, officers and employees, it or they, as the case may be, have acted in good faith to carry out the transactions contemplated by this Participation Agreement, the Remarketing Agreement or the Indenture and, except, in the case of the Trustee, the Tender Agent, the Paying Agent and the Indexing Agent, the Trustee's, the Tender Agent's, the Paying Agent's and the Indexing Agent's willful misconduct or negligence.

            Section 4.09 COMPANY TO PAY ATTORNEYS' FEES AND DISBURSEMENTS. If the Company shall default under any of the provisions of this Participation Agreement and the Authority or the Trustee or both of them shall employ attorneys or incur other expenses for the collection of payments due under this Participation Agreement or for the enforcement of performance or observance of any obligation or agreement on the part of the Company contained in this Participation Agreement, the Company will on demand therefor reimburse the reasonable fees of such attorneys and such other reasonable disbursements so incurred.

            Section 4.10 NO ABATEMENT OF ADMINISTRATION FEES AND OTHER CHARGES. It is understood and agreed that so long as any Bonds are outstanding under the Indenture, Administration Fees and other charges payable to the Authority pursuant to this Participation Agreement shall continue to be payable at the times and in the amounts herein specified, whether or not the Project, or any portion thereof, shall have been destroyed by fire or other casualty, or title thereto or the use thereof shall have been taken by the exercise of the power of eminent domain, and that there shall be no abatement of any such Administration Fees and other charges by reason thereof.

            Section 4.11. PAYMENT TO TENDER AGENT. The Company shall pay, or cause to be paid, to the Tender Agent amounts equal to the amounts to be paid pursuant to Section 2.05 of the Indenture in respect of Bonds tendered for purchase or deemed to be so tendered pursuant to the terms of Section 2.05 of the Indenture, such amounts to be paid by the Company to the Tender Agent on the dates such payments pursuant to Section 2.05 of the Indenture are to be made; PROVIDED, however, that the obligation of the Company to make any such payment shall be reduced by the amount of any moneys available for such payment under clauses (i) through (iii) of Section 2.05(h) of the Indenture and PROVIDED, further, that the obligation of the Company to make any such payment shall be deemed satisfied and discharged to the extent of the corresponding payment made by the Bank under the Letter of Credit.

            Section 4.12. THE LETTER OF CREDIT. At all times on or prior to the Fixed Rate Conversion Date except during any period when all the Bonds then outstanding are held by or for the account of the Company, a Letter of Credit meeting the requirements of this Section 4.12 shall be in effect and, in the event that an Alternate Credit Facility is to replace an expiring Letter of Credit, the requirements of Section 6.07 of the Indenture will be fulfilled. A Letter of Credit shall be an obligation of a bank or banks, insurance company or companies, other financial institution or institutions, or any combination of the foregoing, entitling the Trustee to draw up to (a) an amount equal to the principal amount of the Bonds then outstanding to pay (i) the principal of the Bonds when due, or (ii) the portion of the Purchase Price of Bonds corresponding to principal, plus (b) an amount equal to 210 days' accrued interest on the Bonds then outstanding computed at the maximum rate specified in such Letter of Credit, which shall in no event exceed fifteen percent (15%), on the basis of a 360-day year. A Letter of Credit shall expire on the earliest occurrence of (1) its stated expiration date, which shall be no earlier than one (1) day after the next succeeding Optional Tender Date or Purchase Date not less than six months from its effective date, (2) when all available amounts have been drawn, (3) the second business day following the effective date of the Fixed Rate Conversion Date, (4) on the effective date of any Alternate Credit Facility that replaces the then effective Letter of Credit, (5) the earliest date on which no Bonds are outstanding and (6) twelve (12) days after the Trustee receives notice from the Bank that it is terminating the Letter of Credit and directing the Trustee to cause a mandatory tender and purchase of or to accelerate the Bonds. A Letter of Credit shall provide that when there is a drawing to pay interest on scheduled payment dates, if the Trustee does not receive from the Bank by the close of business on a day specified therein, which shall not be later than the tenth
(10th) day following such a drawing in respect of interest, notice by telephone confirmed in writing (or by other means acceptable to the Trustee and the Authority) that the amount available to be drawn has not been reinstated by the amount of the drawing for interest (except on principal of a Bond being paid or purchased and cancelled), the amount available to be drawn will automatically be reinstated by the amount of the drawing on such specified day.

                                   ARTICLE V

                               SPECIAL COVENANTS

            Section 5.01. NO WARRANTY AS TO SUITABILITY OF PROJECT. The Authority makes no warranty, either express or implied, with respect to actual or designed capacity of the Project, as to the suitability of the Project for the purposes specified in this Participation Agreement, as to the condition of the Project, or as to the suitability of the Project for the Company's purposes or needs.

            Section 5.02. AUTHORITY'S RIGHTS TO INSPECT PROJECT AND PLANS AND SPECIFICATIONS. The Authority shall have the right at all reasonable times to examine and inspect the Project and, to the extent reasonably available, the plans and specifications therefor and such other information and records relating to the Project as may be reasonably necessary to establish the qualification of the Project for financing under the Act and compliance with this Participation Agreement.

            Section 5.03. COMPANY CONSENT TO AMENDMENT OF INDENTURE. The Authority shall not enter into any indenture supplemental to or amendatory of the Indenture without the prior consent of the Company as evidenced by a certificate in writing signed by an Authorized Company Representative.

            Section 5.04. TAX COVENANT. Notwithstanding any other provision hereof, the Company covenants and agrees that it will not take or authorize or permit any action to be taken with respect to the Project, or the proceeds of Bonds, including any amounts treated as proceeds of the Bonds for any purpose of
Section 103 of the Code, which will result in the loss of the exclusion of interest on the Bonds from gross income for Federal income tax purposes under
Section 103 of the Code (except for any Bond during any period while any such Bond is held by a person referred to in Section 147(a) of the Code). This provision shall control in case of conflict or ambiguity with any other provision of this Participation Agreement. In furtherance of such covenant and agreement, the Authority and the Company have entered into the Tax Regulatory Agreement and the Company hereby agrees to comply with the provisions thereof insofar as the Tax Regulatory Agreement relates to the Bonds.

            Section 5.05. COMPANY AGREES TO PERFORM OBLIGATIONS IMPOSED BY INDENTURE. The Company agrees to perform such obligations as may be required of it by the provisions of the Indenture.

            Section 5.06. MAINTENANCE OF OFFICE OR AGENCY OF COMPANY. The Company will at all times keep in Hicksville, New York, or another location in the State of New York an office or agency where notices and demands with respect to the Company Note and this Participation Agreement may be served, and will, from time to time, give written notice to the Trustee and the Authority of the location of such office or agency; and, in case the Company shall fail so to do, notices may be served and demands may be made at the principal office of the Trustee.

            Section 5.07. FURTHER ASSURANCES. The Company will make, execute, acknowledge and deliver, or cause to be made, executed, acknowledged and delivered, to the Trustee any and all such further acts, instruments or assurances as may be reasonably required for effectuating the intention of this Participation Agreement and the Company Note.

            Section 5.08. PAYMENT OF TAXES AND OTHER CHARGES. The Company will promptly pay and discharge, or cause to be paid and discharged, as the same become due and payable, any and all taxes, rates, levies, assessments, and governmental liens, claims and other charges at any time lawfully imposed or accruing upon or against the Company or upon or against its properties or any part thereof, or upon the income derived therefrom or from the operations of the Company, provided that the Company shall not be required to pay or discharge, or cause to be paid or discharged, any such obligation, tax, rate, levy, assessment, lien, claim or other charge so long as in good faith and by appropriate legal proceedings the validity thereof shall be contested.

            Section 5.09. MAINTENANCE OF PROPERTIES. The Company will at all times make or cause to be made such expenditures for repairs, maintenance and renewals, or otherwise, as shall be necessary to maintain its properties in good repair, working order and condition as an operating system or systems to the extent necessary to meet the Company's obligations under the Public Service Law of the State of New York and the Participation Agreement; provided, however, that nothing herein contained shall be construed to prevent the Company from ceasing to operate any of its plants or any other property, if, in the judgment of the Company, it is advisable not to operate the same and the operation thereof shall not be essential to the maintenance and continued operation of the rest of the operating system or systems, and the security under the Indenture afforded by the Company Note will not be substantially impaired by the termination of such operation. It is understood that the Company has agreed pursuant to a settlement with the State of New York, approved by the Company's shareholders on June 28, 1989, not to operate the Shoreham Nuclear Power Station.

            Section 5.10. INSURANCE. The Company will keep or cause to be kept such parts of its properties as, in the opinion of an Authorized Company Representative (as defined in the Indenture and who shall be a licensed professional engineer), are of an insurable nature, insured against loss or damage by fire or other casualties, the risk of which is customarily insured against by companies similarly situated and operating like properties, to the extent that property of similar character is customarily insured against by such companies, either (a) by reputable insurers or (b) in whole or in part in the form of reserves or of one or more insurance funds created by the Company, whether alone or with other corporations, provided that the plan of each such insurance fund shall have been or shall be approved by the Board of Directors of the Company.

            Section 5.11. PROPER BOOKS OF RECORD AND ACCOUNT. The Company will at all times keep or cause to be kept proper books of record and account, in which full, true and correct entry will be made of all dealings, business and affairs of the Company, including proper and complete entries to capital or property accounts covering property worn out, obsolete, abandoned or sold, all in accordance with the requirements of any system of accounting or keeping accounts or the rules, regulations or orders prescribed by a regulatory commission with jurisdiction over the rates of the Company giving rise to at least fifty-one percent (51%) of the Company's gross revenues, or if there are no such requirements or rules, regulations or orders, then in compliance with generally accepted accounting principles.

            Section 5.12. CERTIFICATES AS TO DEFAULTS. The Company shall file with the Trustee, on or before April 30 of each year, a certificate signed by an Authorized Company Representative (as defined in the Indenture) stating that, to the best of his knowledge, information and belief, the Company has kept, observed, performed and fulfilled each and every one of its covenants and obligations contained in this Participation Agreement and in the Company Note and, to the best of his knowledge, information and belief, there does not exist at the date of such certificate any default by the Company under this Participation Agreement or any event of default hereunder or other event which, with notice or the lapse of time specified in Section 6.01, or both, would become an event of default or, if any such default or event of default or other event shall so exist, specifying the same and the nature and status thereof.

            Section 5.13. COMPANY NOT TO PERMIT HINDRANCE OR DELAY OF PAYMENT OF COMPANY NOTE. The Company will not voluntarily do, suffer or permit any act or thing intended to hinder or delay the payment of the indebtedness evidenced by the Company Note.

            Section 5.14. CORPORATE EXISTENCE, CONSOLIDATION, MERGER OR SALE OF ASSETS. The Company will maintain its corporate existence, will not consolidate with or permit itself to be merged into any other corporation or corporations, or sell, transfer or otherwise dispose of all or substantially all of its properties and assets, except in the manner and upon the terms and conditions set forth in this Section 5.14.

            Nothing contained in this Participation Agreement shall prevent (and this Participation Agreement shall be construed as permitting and authorizing) any lawful consolidation or merger of the Company with or into any other corporation or corporations lawfully authorized to acquire and operate the properties of the Company, or a series of consolidations or mergers, in which the Company or its successor or successors shall be a party, or any sale of all or substantially all the properties of the Company as an entirety to a corporation lawfully authorized to acquire and operate the same; provided that except as provided by Section 5.17 hereof, upon any consolidation, merger or sale, the corporation formed by such consolidation, or into which such merger may be made, or making such purchase shall execute and deliver to the Trustee an instrument, in form satisfactory to the Trustee, whereby such corporation shall effectually assume the due and punctual payment of the principal of, and premium, if any, and interest on, the Company Note according to its tenor and the due and punctual performance and observance of all covenants and agreements to be performed by the Company pursuant to this Participation Agreement, the Tax Regulatory Agreement and the Company Note.

            Every such successor corporation shall possess, and may exercise, from time to time, each and every right and power hereunder of the Company, in its name or otherwise; and any act, proceeding, resolution or certificate by any of the terms of this Participation Agreement, the Tax Regulatory Agreement and the Company Note required or provided to be done, taken and performed or made, executed or verified by any board or officer of the Company shall and may be done, taken and performed or made, executed or verified with like force and effect by the corresponding board or officer of any such successor corporation.

            If consolidation, merger or sale or other transfer is made as permitted by this Section, the provisions of this Section shall continue in full force and effect and no further consolidation, merger or sale or other transfer shall be made except in compliance with the provisions of this Section.

            Section 5.15. FINANCIAL STATEMENTS OF COMPANY. The Company agrees to furnish the Trustee with a copy of its annual report to stockholders for each year, beginning with the year 1997, on or before March 31 of the subsequent year or as soon thereafter as it is reasonably available. The Company further agrees to furnish to the Trustee, and to any owner of the Bonds if requested in writing by such owner, all financial statements which it sends to its shareholders generally.

            Section 5.16. COMPLIANCE WITH LAWS. The Company agrees to comply in all material respects with all applicable laws, rules and regulations and orders of any governmental authority, non-compliance with which would adversely affect the Company's ability to perform its obligations hereunder or under the Tax Regulatory Agreement or the Company Note, except laws, rules, regulations or orders being contested in good faith or laws, rules, regulations or orders for which the Company has applied for variances or exceptions.

            Section 5.17 TRANSFER OF PROJECT AND PARTICIPATION AGREEMENT TO AFFILIATE. The parties acknowledge that the Company has filed an application with the Federal Energy Regulatory Commission seeking, among other things, approval of the transfer of the Company's electric transmission and distribution system to the Long Island Power Authority ("LIPA") in connection with LIPA's acquisition of the stock of the Company. The Company currently plans, in connection with such transfer, to transfer its non-nuclear electric generation assets (with the exception of power supply contracts), its gas assets and certain other assets and liabilities to affiliates of the Holding Company formed in connection with the transactions contemplated between the Company, KeySpan Energy Corporation and the Long Island Power Authority. The entity acquiring such non-nuclear electric generation assets is hereinafter referred to as the "Generation Affiliate".

            If, as part of such transfer of non-nuclear electric generation assets, the Project is transferred to the Generation Affiliate, then the Generation Affiliate shall assume the obligations of the Company pursuant to this Participation Agreement, the Company Note, the Tax Regulatory Agreement and all other obligations of the Company relating to the Bonds. On or after such time of transfer, the Company, upon satisfaction of the conditions set forth in the final sentence of this paragraph, shall be released from any further obligations pursuant to this Participation Agreement, the Company Note, the Tax Regulatory Agreement and the Bonds. Upon transfer of non-nuclear electric generation assets to the Generation Affiliate, the Generation Affiliate shall:

          1) execute and deliver to the Trustee and the Authority an instrument, in form satisfactory to the Trustee and the Authority, whereby the Generation Affiliate shall effectually assume the due and punctual payment of the principal of, and premium, if any, and interest on, the Company Note according to its tenor and the due and punctual performance and observance of all covenants and agreements to be performed by the Company pursuant to this Participation Agreement, the Tax Regulatory Agreement and the Company Note,

          2) provide for the delivery to the Authority and the Trustee of an opinion of Bond Counsel to the effect that such assumption by the Generation Affiliate and such release of the Company will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes,

          3) deliver to the Authority and the Trustee an opinion of counsel to the Generation Affiliate to the effect that the assumption of the performance and observance of all covenants and agreements set forth in 1) above have been duly and validly authorized, executed and delivered by the Generation Affiliate and that the Participation Agreement, Company Note and Tax Regulatory Agreement constitute valid and binding agreements of the Generation Affiliate and are enforceable against the Generation Affiliate in accordance with their terms and

          4) deliver such other documents, instruments and certificates as the Authority the Trustee may reasonably require in connection with the transfer of the Project and the assumption by the Generation Affiliate of the obligations of the Company pursuant to this Participation Agreement, the Company Note, the Tax RegulAgreement and all other obligations of the Company relating to the Bonds

            Thereafter, the Generation Affiliate shall constitute the "Company" for all purposes of this Participation Agreement the Company Note, the Tax Regulatory Agreement and the Bonds and shall possess, and may exercise, from time to time, each and every right and power hereunder of the Company, in its name or otherwise; and any act, proceeding, resolution or certificate by any of the terms of this Participation Agreement, and Tax Regulatory Agreement and the Company Note required or provided to be done, taken and performed or made, executed or verified by any board or officer of the Company shall and may be done, taken and performed or made, executed or verified with like force and effect by the corresponding board or officer of the Generation Affiliate or any body or individual performing a similar function.

                                  ARTICLE VI

                         DEFAULTS BY COMPANY; REMEDIES

            Section 6.01. EVENTS OF DEFAULT; ACCELERATION. In case one or more of the following events of default shall have occurred and be continuing:

            (a) failure by the Company to pay when due any amount required to be paid under this Participation Agreement or the Company Note, which failure causes a default in the payment when due of the interest on any of the Bonds and continuance of such default for five (5) days; or

            (b) failure by the Company to pay when due any amount required to be paid under this Participation Agreement or the Company Note, which failure causes a default in the payment when due of the principal of, or premium, if any, on any of the Bonds; or

            (c) failure by the Company to pay when due any amount required to be paid under Section 4.11, which failure causes a default in the payment when due of any amount payable pursuant to Section 2.05 of the Indenture and continuance of such default for five (5) days; or

            (d) failure on the part of the Company to duly observe or perform any other of the covenants or agreements on the part of the Company contained in this Participation Agreement (other than failure to pay amounts required to be paid under Sections 4.04, 4.05, 4.08, 4.09 or 4.10) or in the Company Note for a period of ninety (90) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Authority or the Trustee; or

            (e)  an Act of Bankruptcy relating to the Company; or

            (f) the occurrence and continuance of an "event of default" as defined in the Company Indenture;

          then, and in any such event, the Trustee, may, and upon the written request of the owners of at least twenty-five percent (25%) in aggregate principal amount of the Bonds then outstanding shall, by notice in writing to the Company and provided that the default has not theretofore been cured, declare the Company Note to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything contained in this Participation Agreement or in the Company Note to the contrary notwithstanding. Any amounts collected by the Trustee pursuant to action taken under this Section 6.01 shall be applied in accordance with the Indenture. In addition, if at any time the principal of the Bonds shall have been declared to be due and payable by acceleration pursuant to the terms of the Indenture, the Company Note shall thereupon become and be immediately due and payable, subject to such declaration with respect to the Bonds being annulled pursuant to
          Section 10.01 of the Indenture.

            The right or obligation of the Trustee to make any such declaration as aforesaid, however, is subject to the condition that if, at any time after declaration, but before all the Bonds shall have matured by their terms, the principal of, premium, if any, and interest on, the Company Note which shall have become due and payable otherwise than by such declaration, and all other sums payable hereunder, except the principal of, and interest on, the Company Note which shall have become due and payable by such declaration, shall have been paid or provision satisfactory to the Trustee shall have been made for such payment, and the reasonable expenses of the Trustee and of the owners of the Bonds shall have been paid, including reasonable attorneys' fees paid or incurred, and all defaults hereunder and under the Bonds or under the Indenture, except as to the payment of principal and interest due and payable solely by reason of such declaration, shall be made good or be secured to the satisfaction of the Trustee or provision deemed by the Trustee to be adequate shall be made therefor, then and in every such case the owners of a majority in aggregate principal amount of the Bonds then outstanding, by written notice to the Authority and to the Trustee, may rescind such declaration and annul such default in its entirety, or, if the Trustee shall have acted in the absence of a written request of the owners of at least twenty-five percent (25%) in aggregate principal amount of the outstanding Bonds, and if there shall not have been theretofore delivered to the Trustee written direction to the contrary by the owners of at least twenty-five percent (25%) in aggregate principal amount of the outstanding Bonds, then any such declaration shall IPSO FACTO be deemed to be rescinded and any such default and its consequences shall IPSO FACTO be deemed to be annulled, but no such rescission and annulment shall extend to or affect any subsequent default or impair or exhaust any right or power consequent thereon.

            In case the Trustee shall have proceeded to enforce any right under this Participation Agreement or the Company Note and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Authority and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Authority and the Trustee shall continue as though no such proceedings had been taken.
            Section 6.02. CERTAIN EVENTS OF DEFAULT; AUTHORITY OR TRUSTEE MAY TAKE CERTAIN ACTIONS. In case the Company shall have failed to comply with its obligations under Article III or under Sections 4.04, 4.08, 4.09, 4.10 or 5.16, which event shall have continued for a period of ninety (90) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Authority or the Trustee, the Authority or the Trustee may take whatever action at law or in equity as may appear necessary or desirable to enforce performance or observance of any obligations or agreements of the Company under said Article or Sections. In case the Company shall have failed to comply with its obligations under Section 4.05, which event shall have continued for a period of ninety (90) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, the Trustee may take whatever action at law or in equity as may appear necessary or desirable to the Trustee to enforce performance or observance of any obligations or agreements of the Company under said section.

            Section 6.03. JUDICIAL PROCEEDINGS BY TRUSTEE. Upon the occurrence and continuance of an event of default (as defined in Section 6.01) the Trustee may, and upon the written request of the owners of at least twenty-five percent (25%) in aggregate principal amount of the Bonds then outstanding and receipt by the Trustee of indemnity satisfactory to it shall, institute any actions or proceedings at law or in equity for the collection of any amounts then due and unpaid on the Company Note, and may prosecute any such action or proceeding to judgment or final decree, and may collect in the manner provided by law the moneys adjudged or decreed to be payable.

                                  ARTICLE VII

                                 MISCELLANEOUS

            Section 7.01. DISPOSITION OF AMOUNTS AFTER PAYMENT OF BONDS. Any amounts determined by the Trustee to be remaining in the funds created under the Indenture after payment in full, or provision for payment in full, of principal of, and premium, if any, and interest on, all of the Bonds, in accordance with the provisions of the Indenture, and payment of all the fees, charges and expenses of the Authority, the Trustee, the Tender Agent, the Indexing Agent, the Remarketing Agents and the Paying Agent in accordance with the Indenture and this Participation Agreement and any amounts required to be paid to the United States of America pursuant to the Tax Regulatory Agreement, shall be paid to the Bank; provided, however, that on or after the Fixed Rate Conversion Date and solely with respect to moneys not resulting from a draw on the Letter of Credit and not constituting remarketing proceeds, such amounts that would be payable to the Bank pursuant to this Section 7.01 shall be paid to the Company if the Bank has been paid in full under the Reimbursement Agreement.

            Section 7.02. NOTICES. All notices, certificates, requests or other communications between the Authority, the Company and the Trustee required to be given under this Participation Agreement or under the Indenture (except as otherwise provided therein) shall be sufficiently given and shall be deemed given when delivered or mailed by first class mail, postage prepaid, addressed as follows if to the Authority, at Corporate Plaza West, 286 Washington Avenue Extension, Albany, New York 12203, Attention: President; if to the Company, at 175 East Old Country Road, Hicksville, New York 11801, Attention: Vice President and Treasurer; and if to the Trustee, at 450 West 33rd Street, 15th Floor, New York, New York 10001 Attention: Corporate Trustee Administration Department and if to the Tender Agent, Remarketing Agents or the Indexing Agent to the addresses set forth for such persons in Section 16.05 of the Indenture. A duplicate copy of each notice, certificate, request or other communication given hereunder to the Authority, the Company or the Trustee shall also be given to the others. The Company, the Authority and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

            Section 7.03. SUCCESSORS AND ASSIGNS. This Participation Agreement shall inure to the benefit of and shall be binding upon the Authority, the Company, the Trustee, the Bank and their respective successors and assigns.

            Section 7.04. REFERENCES TO THE BANK. After establishment of a Fixed Rate for the Bonds and upon receipt by the Trustee of notice from the Bank that all amounts payable to the Bank with respect to draws under the Letter of Credit have been received, all references in this Participation Agreement to the Bank shall be ineffective.

            Section 7.05. AMENDMENT OF PARTICIPATION AGREEMENT. This Participation Agreement may not be amended except by an instrument in writing signed by the parties and, if such amendment occurs after the issuance of the Bonds, upon compliance with the provisions of Sections 4.01 and 4.02 of the Indenture.

            Section 7.06. ASSIGNMENT BY AUTHORITY. The Authority shall assign its rights under and interest in this Participation Agreement (except the rights and interest of the Authority under Article III and Sections 4.04, 4.08, 4.09,
4.10 and 5.16 and insofar as the obligations of the Company under Section 4.07 relate to taxes and assessments imposed upon the Authority and not the Trustee,
Section 4.07 thereof), subject to the provisions of this Participation Agreement relating to the amendment thereof, to the Trustee pursuant to the Indenture, as security for payment of the principal of, and premium, if any, and interest on, the Bonds. In addition, the Trustee shall have the same power as the Authority to enforce from time to time the rights of the Authority set forth in Article III and Section 5.16, subject to the provisions of this Participation Agreement relating to the amendment hereof. Except as provided in this Section 7.06, the Authority will not sell, assign, transfer, convey or otherwise dispose of its interest in this Participation Agreement during the term of this Participation Agreement.

            Section 7.07. PARTICIPATION AGREEMENT SUPERSEDES ANY PRIOR AGREEMENTS. This Participation Agreement supersedes any other prior agreements or understandings, written or oral, between the parties with respect to the transactions contemplated hereby.

            Section 7.08. COUNTERPARTS. This Participation Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute but one and the same Participation Agreement.

            Section 7.09. SEVERABILITY. If any clause, provision or section of this Participation Agreement is held illegal, invalid or unenforceable by any court or administrative body, such Participation Agreement shall be construed and enforced as if such illegal or invalid or unenforceable clause, provision or section had not been contained in this Participation Agreement. In case any agreement or obligation contained in this Participation Agreement shall be held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of the Authority or the Company, as the case may be, to the full extent permitted by law.

            SECTION 7.10. NEW YORK LAW TO GOVERN. THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION OF THIS PARTICIPATION AGREEMENT.

            IN  WITNESS   WHEREOF,   the   parties   hereto   have  caused  this
Participation Agreement to be duly executed as of the day and year first written above.

                                          NEW YORK STATE ENERGY
                                           RESEARCH AND DEVELOPMENT
                                            AUTHORITY



                                        By /s/ F. William Valentino, Jr.
                                        --------------------------------
(SEAL)                                               President

ATTEST:


/s/ Howard A. Jack
------------------
Vice President and Secretary

                                         LONG ISLAND LIGHTING COMPANY



                                         By /s/ Theodore A. Babcock
                                           --------------------------
(SEAL)                                   Vice President and Treasurer

ATTEST:


/s/ Stephen W. McCaffrey
------------------------
Of Counsel

                                   EXHIBIT A


                     (To Participation Agreement dated as
                    of December 1, 1997, between New York
                    State Energy Research and Development
                 Authority and Long Island Lighting Company)


                      DESCRIPTION OF ELECTRIC FACILITIES



            The Project will consist of the following facilities which are to be acquired, constructed and installed by the Company (as such term is defined in the Participation Agreement):

1.    Production Facilities;

2.    Certain Common Facilities.

            All such facilities are as further described in the Tax Regulatory Agreement between the Authority and the Company dated the date of the initial delivery of the Bonds.

            The Project shall also include (i) such instrumentation, controls, structures and all other facilities, equipment, devices and the like necessary to support the facilities herein described, (ii) such necessary land improvements, and (iii) subject to Section 3.04 of the Participation Agreement, such additional or substituted facilities for the furnishing of electric energy which, because of changes in technology, environmental standard, cost or the like, the Company determines shall be added or substituted for said facilities.

                                   EXHIBIT B


                     (To Participation Agreement dated as
                    of December 1, 1997, between New York
                    State Energy Research and Development
                 Authority and Long Island Lighting Company)


                        DESCRIPTION OF OTHER FACILITIES



            Any portion of the Electric Facilities described in Exhibit A as shall have been placed in service more than one year prior to the date of the original issuance and delivery of the Bonds.

                                   EXHIBIT C





                   (To Participation Agreement dated as of
                      December 1, 1997, between New York
                    State Energy Research and Development
                 Authority and Long Island Lighting Company)


                         LONG ISLAND LIGHTING COMPANY

                                 $24,880,000

                               PROMISSORY NOTE
                                     FOR
                      ELECTRIC FACILITIES REVENUE BONDS
            (LONG ISLAND LIGHTING COMPANY PROJECT), 1997 SERIES A


            Long Island Lighting Company (the "Company"), a New York corporation, for value received, hereby promises to pay, on or before the dates set forth below, the amounts set forth below, to The Chase Manhattan Bank, New
York, New York, as trustee or its successor or successors as trustee (the "Trustee") under the Indenture of Trust relating to the above-referenced Bonds dated as of December 1, 1997, between the New York State Energy Research and
Development Authority (the "Authority"), a body corporate and politic, constituting a public benefit corporation, established and existing under and by virtue of the laws of the State of New York, and the Trustee. Such Indenture of Trust, as it may be amended or supplemented from time to time, is herein called the "Indenture." Unless otherwise defined herein, the terms used in this promissory note (the "Company Note") which are defined in Section 1.01 of the Indenture shall have the meanings, respectively, herein which such terms are given in said Section 1.01 of the Indenture.

            This Company Note is issued pursuant to the Participation Agreement in order to evidence the obligation of the Company to the Authority to repay the advance of the proceeds of the Bonds. In accordance with the Participation Agreement, the Authority has authorized and directed the Company to issue this Company Note payable to the order of the Trustee as security for the payment of principal of, premium, if any, and interest on, the Bonds. The rights and interest of the Authority under the Participation Agreement (except the rights and interest of the Authority under Article III and Sections 4.04, 4.08, 4.09 and 4.10 and 5.16 thereof and insofar as the obligations of the Company under

Section 4.07 relate to taxes and assessments imposed upon the Authority and not the Trustee, Section 4.07 thereof), subject to the provisions of the Participation Agreement relating to the amendment thereof, have been assigned to the Trustee pursuant to the Indenture. In addition, the Authority has granted the Trustee the same power as the Authority to enforce from time to time the rights of the Authority set forth in said Article III and Section 5.16, subject to the provisions of the Participation Agreement relating to the amendment thereof. All of the terms, conditions and provisions of the Participation Agreement are, by this reference thereto, incorporated herein as part of this Company Note.

This Company Note shall be payable as to principal, premium, if any, and interest as follows:

      (a) On or before each Interest Payment Date, commencing __________________, a sum which together with other moneys then available for such purpose in the Bond Fund will enable the Trustee to pay the interest on the Bonds coming due on such date;

      (b) On or before any redemption date for the Bonds (other than a redemption date pursuant to Section 8.05 of the Indenture), a sum which together with other moneys then available for such purpose in the Bond Fund will enable the Trustee to pay the principal of, premium, if any, and interest on the Bonds which are to be redeemed on such date; and

      (c) On or before _______________, a sum which together with other moneys then available for such purpose in the Bond Fund will enable the Trustee to pay the outstanding principal amount of the Bonds;

provided that, if the Bonds are redeemed pursuant to Section 8.05 of the Indenture, the amounts that would otherwise have been payable on this Company
Note if not for such redemption, shall continue to be payable at the times and in the amounts set forth above as if such redemption had not occurred; and provided further that if the Bonds are redeemed pursuant to Section 8.05 of the Indenture the Company shall have the right at any time thereafter to prepay this Company Note by paying the amount due on this Company Note at the time of such prepayment together with unpaid interest accrued thereon to the date of such prepayment.

            The obligation of the Company to make any payment of principal of, and premium, if any, and interest on, this Company Note shall be deemed satisfied and discharged to the extent of the corresponding payment made by the Bank under the Letter of Credit.

            All payments of principal of, and premium, if any, and interest on, this Company Note shall be made in immediately available funds to the Trustee at its corporate trust office, 450 West 33rd Street, 15th Floor, New York, New York 10001, Attention: Corporate Trust Administration Department, Wire Transfer
Number: 9102758100, or to such different address or wire transfer number as the Trustee may from time to time designate, on or before each date on which such principal, premium, if any, or interest is due in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

            The Company has agreed in the Participation Agreement that if for any reason Company Note Payments, together with other moneys held by the Trustee and then available for such purpose (including moneys paid by the Bank under the

Letter of Credit), would not be sufficient to make the corresponding payments of principal of, and premium, if any, and interest on, the Bonds when such payments are due, the Company will pay the amounts required from time to time to make up any such deficiency.

            In the event that payment has been made in respect of the principal of and premium, if any, and interest on, all of the Bonds, or provision therefor has been made in accordance with Article XIV of the Indenture, then this Company Note shall be deemed paid in full and shall be cancelled and returned to the Company; provided that this Company Note shall not be deemed paid in full if the Bonds are redeemed pursuant to Section 8.05 of the Indenture.

            No reference herein to the Participation Agreement shall impair the obligation of the Company to pay the principal of and premium, if any, and interest on this Company Note at the time and place and in the amounts herein prescribed, which obligation is absolute, irrevocable and unconditional and is not subject to any defense (other than payment) or any right of set-off, counterclaim or recoupment for any reason, including, without limitation, any breach by the Authority of any obligation to the Company, whether under the Participation Agreement or otherwise, or inaccuracy of any representation by the Authority to the Company under the Participation Agreement, or any indebtedness or liability at any time owing to the Company by the Authority or any failure to complete the Project or the destruction by fire or other casualty of the Project or any portion thereof, or the taking of title thereto or the use thereof by the exercise of the power of eminent domain.

            In case of an event of default (as defined in Section 6.01 of the Participation Agreement), the principal of and interest to the date of payment of this Company Note may be declared immediately due and payable as provided in the Participation Agreement. In addition, if at any time the principal of the Bonds shall have been declared to be due and payable by acceleration pursuant to the terms of the Indenture, this Company Note shall thereupon become and be immediately due and payable, subject to such declaration with respect to the Bonds being annulled pursuant to Section 10.01 of the Indenture.

            This Company Note may not be amended except by an instrument in writing signed by the Company, by the Authority and by the Trustee, on behalf of the owners of the Bonds, in the manner and subject to the conditions provided in
Section 4.03 of the Indenture.

            This Company Note may not be transferred by the Trustee except to effect an assignment to a successor Trustee under the Indenture or pursuant to
Section 8.05 of the Indenture.

            THIS COMPANY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

            Presentment, demand, protest and notice of dishonor are hereby expressly waived.

            IN WITNESS WHEREOF, the Company has caused this Company Note to be duly executed and delivered as of December 30, 1997.

                                   LONG ISLAND LIGHTING COMPANY


                                   By: /s/ Theodore A. Babcock
                                   ---------------------------
                                   Vice President and Treasurer
(SEAL)


ATTEST:


/s/ Stephen W. McCaffrey
------------------------
Of Counsel

                               TABLE OF CONTENTS
                                                                          PAGE


                                   ARTICLE I

              DEFINITIONS; RULES OF CONSTRUCTION; EFFECTIVE DATE
                    AND DURATION OF PARTICIPATION AGREEMENT

Section 1.01.   Definitions................................................  3
Section 1.02.   Rules of Construction......................................  3
Section 1.03.   Effective Date of
                Participation Agreement;
                  Duration of Participation Agreement......................  3


                                  ARTICLE II

                                REPRESENTATIONS

Section 2.01.   Representations and
                Warranties by the
                Authority..................................................  4
Section 2.02.   Representations and
                Warranties by the
                Company....................................................  4


                                  ARTICLE III

                         CONSTRUCTION OF THE PROJECT;
                               ISSUANCE OF BONDS

Section 3.01.   Construction of the
                Project....................................................  6
Section 3.02.   Sale of Bonds and Deposit
                of Proceeds; Liability
                  Under Bonds..............................................  6
Section 3.03.   Disbursements from
                Project Fund and Rebate
                  Fund.....................................................  7
Section 3.04.   Revision of Construction
                Plans......................................................  7
Section 3.05.   Certification of
                Completion of Project......................................  8
Section 3.06.   Payment of Cost of
                Construction of the
                Project in
                  Event Project Fund Inadequate............................  8
Section 3.07.   No Interest in Project
                Conferred..................................................  9
Section 3.08.   Operation, Maintenance
                and Repair.................................................  9
Section 3.09.   Investment of Moneys in
                Funds Under the
                  Indenture................................................  9
Section 3.10.   Agreement not to Exercise
                Option to Convert to
                  Fixed Rate Absent Specified Rating.......................  9
Section 3.11.   Securities Depository......................................  9

                                  ARTICLE IV

                  COMPANY NOTE AND PAYMENTS; LETTER OF CREDIT

Section 4.01.   Execution and Delivery of
                Company Note to
                  Trustee.................................................. 10
Section 4.02.   Redemption of Bonds........................................ 10
Section 4.03.   Obligation for Payment
                Absolute; Deficiencies..................................... 10
Section 4.04.   Administration Fees;
                Expenses, Etc.............................................. 11
Section 4.05.   Compensation of Trustee,
                Paying Agent,
                  Remarketing Agents, Indexing Agent and Tender
Agent...................................................................... 11
Section 4.06.   Project Not Security for
                Bonds...................................................... 12
Section 4.07.   Payment of Taxes and
                Assessments; No Liens or
                  Charges.................................................. 12
Section 4.08.   Indemnification of
                Authority, Trustee,
                Tender
                  Agent, Paying Agent, Remarketing Agents and
Indexing Agent............................................................. 12
Section 4.09.   Company to Pay Attorneys'
                Fees and
                  Disbursements............................................ 13
Section 4.10.   No Abatement of
                Administration Fees and
                Other
                  Charges.................................................. 13
Section 4.11.   Payment to Tender Agent.................................... 13
Section 4.12.   The Letter of Credit....................................... 13

                                   ARTICLE V

                               SPECIAL COVENANTS

Section 5.01.   No Warranty as to
                Suitability of Project..................................... 15
Section 5.02.   Authority's Rights to
                Inspect Project and Plans
                  and Specifications....................................... 15
Section 5.03.   Company Consent to
                Amendment of Indenture..................................... 15
Section 5.04.   Tax Covenant............................................... 15
Section 5.05.   Company Agrees to Perform
                Obligations Imposed
                  by Indenture............................................. 15
Section 5.06.   Maintenance of Office or
                Agency of Company.......................................... 15
Section 5.07.   Further Assurances......................................... 16

Section 5.08.   Payment of Taxes and
                Other Charges.............................................. 16
Section 5.09.   Maintenance of
                Properties................................................. 16
Section 5.10.   Insurance.................................................. 16
Section 5.11.   Proper Books of Record
                and Account................................................ 17
Section 5.12.   Certificates as to
                Defaults................................................... 17
Section 5.13.   Company Not to Permit
                Hindrance or Delay of
                  Payment of Company Note.................................. 17
Section 5.14.   Corporate Existence,
                Consolidation, Merger or
                  Sale of Assets........................................... 17
Section 5.15.   Financial Statements of
                Company.................................................... 18
Section 5.16.   Compliance with Laws....................................... 18
Section 5.17.   Transfer of Project and Participation
Agreement to Affiliate......................................................18


                                  ARTICLE VI

                         DEFAULTS BY COMPANY; REMEDIES

Section 6.01.   Events of Default;
                Acceleration............................................... 21
Section 6.02.   Certain Events of
                Default; Authority or Trustee
                  May Take Certain Actions................................. 22
Section 6.03.   Judicial Proceedings by
                Trustee.................................................... 23


                                  ARTICLE VII

                                 MISCELLANEOUS

Section 7.01.   Disposition of Amounts
                After Payment of Bonds..................................... 24
Section 7.02.   Notices.................................................... 24
Section 7.03.   Successors and Assigns..................................... 24
Section 7.04.   References to the Bank..................................... 24
Section 7.05.   Amendment of
                Participation Agreement.................................... 25
Section 7.06.   Assignment by Authority.................................... 25
Section 7.07.   Participation Agreement
                Supersedes Any Prior
                  Agreements............................................... 25
Section 7.08.   Counterparts............................................... 25
Section 7.09.   Severability............................................... 25
SECTION 7.10.   NEW YORK LAW TO GOVERN..................................... 26
EXHIBIT A..................................................................A-1
EXHIBIT B..................................................................B-1
EXHIBIT C..................................................................C-1



                                    (i)